                                                                   Exhibit 99.4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                                          $  3,399,652.55
  Add/(Subtract): Correction of reconciliation errors                                                      $      7,463.47
                                                                                                           ---------------
Adjusted Beginning Balance in All Accounts                                                                 $  3,407,116.02

RECEIPTS:
  1. Receipts from Operations                                                                              $    254,354.61
  2. Other Receipts                                                                                        $    366,100.00
                                                                                                           ---------------
TOTAL RECEIPTS                                                                                             $    620,454.61

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                                                           $            --
     b. Others                                                                                             $            --
  4. Taxes
     a. Federal Income Taxes                                                                               $            --
     b. FICA Withholdings                                                                                  $            --
     c. Employee's withholdings                                                                            $            --
     d. Employer's FICA                                                                                    $            --
     e. Federal Unemployment Taxes                                                                         $            --
     f. State Income Tax                                                                                  $            --
     g. State Employee withholdings                                                                        $            --
     h. All other state taxes

  5. Necessary Expenses
     a. Rent or mortgage payment(s)  (Paid by Parent or Affiliate)                                         $     85,364.79
     b. Utilities                                                                                          $            --
     c. Insurance                                                                                          $            --
     d. Merchandise bought for manufacture or sell                                                         $            --
     e. Other necessary expenses
        Refund of deposit on equipment sale                                                                $    100,000.00
        Computer Access/Hosting Services  (Paid by Parent or Affiliate)                                    $      8,625.00
        Commissions on Equipment Sales  (Paid by Parent or Affiliate)                                      $     32,500.00
                                                                                                           ---------------

TOTAL DISBURSEMENTS                                                                                        $    226,489.79
Less: Disbursements paid by Parent/Affiliate                                                               $   (126,489.79)
                                                                                                           ---------------
ADJUSTED DISBURSEMENTS                                                                                     $    100,000.00

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                        $    520,454.61

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                                                    $    317,500.00
                                                                                                           ---------------

ENDING BALANCE IN Citibank                                                                                 $      8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                                                          $  2,862,031.55
ENDING BALANCE IN BofA-Dallas TX                                                                           $  1,374,606.18
                                                                                                           ---------------

ENDING BALANCE IN ALL ACCOUNTS                                                                             $  4,245,070.63
                                                                                                           ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2001

Bank:             Bank of America
Location:         Atlanta, GA
Account Name:     BofA-Atlanta GA
Account Number:   329979536

       DATE RECEIVED                                           DESCRIPTION                                            AMOUNT
       -------------                                           -----------                                            ------
Receipts from Operations:

           11/19/01                                      Payments from customers                                      52,197.18
           11/26/01                                      Payments from customers                                      39,507.80
           11/27/01                                         Interactive Media                                            755.91
                                                                                                                   ------------
                                                                                                                   $  92,460.89
                                                                                                                   ============

Other Receipts:
           11/08/01                                         Sale of NY Switch                                      $ 120,000.00
           11/16/01                                         Sale of NJ Switch                                         35,000.00
           11/27/01                                         Sale of NJ Switch                                        140,000.00
           11/30/01                                         Sale of Equipment                                         70,400.00
                                                                                                                   ------------
                                                                                                                   $ 365,400.00
                                                                                                                   ============

Transfers from World Access, Inc.
           11/08/01                    Nytel (Equipment sale deposit received by WAXS in October)                    100,000.00
           11/08/01                      Sale of NY Switch (deposit received by WAXS in October)                   $  30,000.00
           11/16/01                 Sale of Facilicom Italy Subsidiary (received by WAXS in October)                 187,500.00
                                                                                                                   ------------
                                                                                                                   $ 317,500.00
                                                                                                                   ============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2001

Bank:             Bank of America
Location:         Dallas, TX
Account Name:     BofA-Dallas, TX
Account Number:   3751469007

     DATE RECEIVED                                DESCRIPTION                                                      AMOUNT
     -------------                                -----------                                                      ------
Receipts from Operations:
            11/26/01                               Bellsouth                                                    $ 126,893.72
            11/30/01                           Customer payment                                                    35,000.00

                                                                                                                ------------
                                                                                                                $ 161,893.72
                                                                                                                ============

Other Receipts:
            11/09/01                              Asset sales                                                   $     550.00
            11/30/01                              Asset sales                                                         150.00

                                                                                                                ------------
                                                                                                                $     700.00
                                                                                                                ============


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001

Bank:             Bank of America
Location:         Dallas, TX
Account Name:
Account Number:   3751469007

DATE DISBURSED     CHECK NUMBER                     DESCRIPTION                                  AMOUNT
--------------     ------------                     -----------                                  ------
    11/29/01          Wire               Nytel (Refund deposit on asset sale)                   100,000.00
                                                                                              -------------
                                                                                      Total   $  100,000.00
                                                                                              =============


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: November 30, 2001

STATEMENT OF INVENTORY

     Beginning Inventory                                     $ --
     Add: purchases                                          $ --
     Less: goods sold                                        $ --
                                                             ----
     Ending inventory                                        $ --
                                                             ====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period                           $ --
     Payroll taxes due but unpaid                            $ --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                    DATE REGULAR              AMOUNT OF                NUMBER OF                      AMOUNT OF
NAME OF CREDITOR/LESSOR            PAYMENT IS DUE         REGULAR PAYMENT         PAYMENTS DELINQUENT           PAYMENTS DELINQUENT
-----------------------            --------------         ----------------        --------------------          -------------------
TMR, Inc                              Monthly                $ 40,174.00                   0                        $        --
New World Tower Partners              Monthly                $ 12,651.40                   0                        $        --
Quinby Building Inc                   Monthly                $ 10,087.82                   2                        $ 20,175.64
111 Eight Ave, LLC                    Monthly                $ 42,485.59                   0                        $        --
Descalso Howard                       Monthly                $  8,585.00                   0                        $        --
One Wilshire Arcade                   Monthly                $  7,938.44                   1                        $  7,938.44
Hatfield Philips                      Monthly                $  5,371.63                   0                        $        --


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: November 30, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                 3RD PARTY              INTERCOMPANY                 TOTAL
                                                                ----------------          --------------          ----------------
                 Beginning of month balance                     $ 105,173,808.97          $ 7,332,676.24          $ 112,506,485.21
                 Add: sales on account                          $             --          $           --          $             --
                 Less: customer credits                         $    (148,512.87)         $           --          $    (148,512.87)
                 Add: intercompany activity                     $             --          $  (317,500.00)         $    (317,500.00)
                 Less: collections                              $    (254,354.61)         $           --          $    (254,354.61)
                 Less: offsets                                  $             --          $           --          $             --
                 Less: application of customer deposits                                   $           --          $             --
                                                                ----------------          --------------          ----------------
                 End of month balance                           $ 104,770,941.49          $ 7,015,176.24          $ 111,786,117.73
                                                                ================          ==============          ================


0-30 Days                   31-60 Days                   61-90 Days                 Over 90 Days                 End of Month Total
---------                   ----------                   ----------                 ------------                 ------------------
  $ --                         $ --                        $ --                   $ 104,770,941.49                $ 104,770,941.49

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                       3RD PARTY             INTERCOMPANY                TOTAL
                                                                     --------------         --------------         ---------------
                 Beginning of month balance                          $ 5,528,045.86         $ 4,389,518.93         $ 9,917,564.79
                 Add: sales on account**                             $   126,489.79         $           --         $   126,489.79
                 Add: intercompany activity
                  Expenses paid directly by Parent or Affiliate      $  (126,489.79)        $   126,489.79         $           --
                  Net cash advanced by Parent or Affiliate           $           --         $           --         $           --
                  Credit extended by Parent or Affiliate             $           --         $           --         $           --
                  Amounts collected on behalf of Affiliate           $           --         $           --         $           --
                 Less: payments                                      $           --         $           --         $           --
                                                                     --------------         --------------         ---------------
                 End of month balance                                $ 5,528,045.86         $ 4,516,008.72         $ 10,044,054.58
                                                                     ==============         ==============         ===============

0-30 Days                 31-60 Days                    61-90 Days                  Over 90 Days                 End of Month Total
---------                 ----------                    ----------                  ------------                 ------------------
 $ --                    $ 18,026.26                   $ 10,087.82                 $ 5,499,931.78                  $ 5,528,045.86

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of November 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: November 30, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.             Federal income taxes                              Yes (X)                            No ( )

         2.             FICA withholdings                                 Yes (X)                            No ( )

         3.             Employee's withholdings                           Yes (X)                            No ( )

         4.             Employer's FICA                                   Yes (X)                            No ( )

         5.             Federal unemployment taxes                        Yes (X)                            No ( )

         6.             State income tax                                  Yes (X)                            No ( )

         7.             State employee withholdings                       Yes (X)                            No ( )

         8.             All other state taxes                                  See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

         The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                       /s/ Henry C. Lyon
                                       ----------------------------------------
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                                          $  4,245,070.63

RECEIPTS:
  1. Receipts from Operations                                                                              $    829,859.14
  2. Other Receipts                                                                                        $    556,744.76
                                                                                                           ---------------
TOTAL RECEIPTS                                                                                             $  1,386,603.90

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                                                           $            --
     b. Others                                                                                             $            --
  4. Taxes
     a. Federal Income Taxes                                                                               $            --
     b. FICA Withholdings                                                                                  $            --
     c. Employee's withholdings                                                                            $            --
     d. Employer's FICA                                                                                    $            --
     e. Federal Unemployment Taxes                                                                         $            --
     f. State Income Tax                                                                                   $            --
     g. State Employee withholdings                                                                        $            --
     h. All other state taxes

  5. Necessary Expenses  (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                                                                        $            --
     b. Utilities                                                                                          $            --
     c. Insurance                                                                                          $            --
     d. Merchandise bought for manufacture or sell                                                         $            --
     e. Other necessary expenses
        Commissions on Equipment Sales                                                                     $     67,200.00
        Computer Access/Hosting Services                                                                   $     43,250.00
                                                                                                           ---------------

TOTAL DISBURSEMENTS                                                                                        $    110,450.00
Less: Disbursements paid by Parent/Affiliate                                                               $   (110,450.00)
Add: Disbursements made on behalf of Affiliate
                                                                                                           ---------------
ADJUSTED DISBURSEMENTS                                                                                     $            --

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                        $  1,386,603.90

NET INTERCOMPANY SWEEP TRANSFERS - WATG
                                                                                                           ---------------

ENDING BALANCE IN Citibank                                                                                 $      8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                                                          $  4,184,624.52
ENDING BALANCE IN BofA-Dallas TX                                                                           $  1,438,617.11

                                                                                                           ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                                             $  5,631,674.53
                                                                                                           ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2001

Bank:             Bank of America
Location:         Atlanta, GA
Account Name:     BofA-Atlanta GA
Account Number:   329979536

   DATE RECEIVED                                         DESCRIPTION                                             AMOUNT
   -------------                                         -----------                                             ------
Receipts from Operations:
           12/6/2001                                Netone International                                      $   1,000.00
           12/6/2001                                   Radiant Telecom                                          125,000.00
          12/28/2001                               Carrier 1 International                                      640,088.16
                                                                                                              ------------
                                                                                                              $ 766,088.16
                                                                                                              ============

Other Receipts:
            12/28/01                               Telpro (Equipment sale)                                    $ 100,000.00
          12/12/2001                         Allegiance Telecom (Equipment sale)                                 50,000.00
          12/28/2001                         Allegiance Telecom (Equipment sale)                                164,904.81
          12/28/2001                               Telmar (Equipment sale)                                      241,600.00
                                                                                                              ------------
                                                                                                              $ 556,504.81
                                                                                                              ============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2001

Bank:             Bank of America
Location:         Dallas, TX
Account Name:     BofA-Dallas, TX
Account Number:   3751469007

       DATE RECEIVED                                      DESCRIPTION                                            AMOUNT
       -------------                                      -----------                                            ------
Receipts from Operations:
         12/17/01                                         Ionosphere                                           $ 18,770.98
         12/31/01                                           Unilink                                            $ 45,000.00
                                                                                                               -----------
                                                                                                               $ 63,770.98
                                                                                                               ===========

Other Receipts:
          12/17/01                                             SBC                                             $    239.95
                                                                                                               -----------
                                                                                                               $    239.95
                                                                                                               ===========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: December 31, 2001

STATEMENT OF INVENTORY

  Beginning Inventory                                    $ --
  Add: purchases                                         $ --
  Less: goods sold                                       $ --
                                                         ----
  Ending inventory                                       $ --
                                                         ====

PAYROLL INFORMATION STATEMENT

  Gross payroll for this period                          $ --
  Payroll taxes due but unpaid                           $ --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                     DATE REGULAR               AMOUNT OF                 NUMBER OF                  AMOUNT OF
NAME OF CREDITOR/LESSOR             PAYMENT IS DUE           REGULAR PAYMENT         PAYMENTS DELINQUENT        PAYMENTS DELINQUENT
-----------------------             --------------           ----------------        --------------------       -------------------
TMR, Inc                               Monthly                 $ 40,174.00                     0                    $        --
New World Tower Partners               Monthly                 $ 12,651.40                     0                    $        --
Quinby Building Inc                    Monthly                 $ 10,087.82                     2                    $ 20,175.64
111 Eight Ave, LLC                     Monthly                 $ 42,485.59                     0                    $        --
Descalso Howard                        Monthly                 $  8,585.00                     0                    $        --
One Wilshire Arcade                    Monthly                 $  7,938.44                     1                    $  7,938.44
Hatfield Philips                       Monthly                 $  5,371.63                     0                    $        --


                      OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: December 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                           3RD PARTY                    INTERCOMPANY                TOTAL
                                                           ----------------               --------------          ----------------
                Beginning of month balance                 $ 104,770,941.49               $ 7,015,176.24          $ 111,786,117.73
                Add: sales on account                      $             --               $           --          $             --
                Add: customer credits                      $             --               $           --          $             --
                Add: intercompany activity                 $             --               $           --          $             --
                Less: collections                          $    (829,859.14)              $           --          $    (829,859.14)
                Less: offsets                              $             --               $           --          $             --
                Less: application of customer deposits     $             --               $           --          $             --
                                                           ----------------               --------------          ----------------
                 End of month balance                      $ 103,941,082.35               $ 7,015,176.24          $ 110,956,258.59
                                                           ================               ==============          ================

0-30 Days                31-60 Days                 61-90 Days                  Over 90 Days                 End of Month Total
---------                ----------                 ----------                  ------------                 ------------------
  $ --                      $ --                       $ --                   $ 103,941,082.35                $ 103,941,082.35

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                         3RD PARTY            INTERCOMPANY              TOTAL
                                                                      --------------         --------------        ---------------
                 Beginning of month balance                           $ 5,528,045.86         $ 4,516,008.72        $ 10,044,054.58
                 Add: sales on account**                              $   110,450.00         $ --                  $    110,450.00
                 Add: intercompany activity
                  Expenses paid directly by Parent or Affiliate       $  (110,450.00)        $   110,450.00        $            --
                  Net cash advanced by Parent or Affiliate            $           --         $           --        $            --
                  Credit extended by Parent or Affiliate              $           --         $           --        $            --
                  Amounts collected on behalf of Affiliate            $           --         $           --        $            --
                 Less: payments                                       $           --         $           --        $            --
                                                                      --------------         --------------        ---------------
                 End of month balance                                 $ 5,528,045.86         $ 4,626,458.72        $ 10,154,504.58
                                                                      =============================================================

0-30 Days                  31-60 Days                  61-90 Days                Over 90 Days                    End of Month Total
---------                  ----------                  ----------                ------------                    ------------------
  $ --                        $ --                    $ 18,026.26               $ 5,510,019.60                     $ 5,528,045.86

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of December 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: December 31, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.         Federal income taxes                                 Yes (X)                                 No ( )

         2.         FICA withholdings                                    Yes (X)                                 No ( )

         3.         Employee's withholdings                              Yes (X)                                 No ( )

         4.         Employer's FICA                                      Yes (X)                                 No ( )

         5.         Federal unemployment taxes                           Yes (X)                                 No ( )

         6.         State income tax                                     Yes (X)                                 No ( )

         7.         State employee withholdings                          Yes (X)                                 No ( )

         8.         All other state taxes                                     See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                       /s/ Henry C. Lyon
                                       ----------------------------------------
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer


                            OPERATING REPORT Page 7